UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2024

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-41786	26-3455189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2909 Hillcroft, Suite 420
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 467-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

Silver Star Properties REIT, Inc., a Maryland corporation (the “Company”), owns substantially all of its assets and conducts its operations through Hartman XX Limited Partnership, a Texas limited partnership (the “Operating Partnership”). The Company’s wholly-owned subsidiary, Hartman XX REIT GP LLC, is the sole general partner of the Operating Partnership, and the Company owns a majority limited partner interest in the Operating Partnership. The Company’s wholly-owned subsidiary, Hartman SPE Management, LLC (“SPE Management”), is the manager of the Hartman SPE, LLC (“SPE”), a subsidiary of Operating Partnership.

On March 27, 2024, the Company, through two newly-formed special purpose entity subsidiaries, Silver Star CRE, LLC (“CRE”) and Silver Star CRE II, LLC (“CRE II”), as co-borrowers, entered into two term loan agreements (together, the “Exit Facility”), as contemplated by the Second Amended Combined Disclosure Statement and Chapter 11 Plan of Reorganization of Hartman SPE, LLC (the “Combined Disclosure Statement and Plan”) confirmed by the Bankruptcy Court (as defined below) on February 26, 2024. Contemporaneously therewith, SPE contributed all of its 25 commercial real estate properties (the “SPE Properties”) to CRE to serve as collateral for the Exit Facility in exchange for 100% of the membership interests in Silver Star Mezzanine Borrower, LLC, which holds 100% of the membership interests of CRE. At that same time, two wholly-owned subsidiaries of the Operating Partnership contributed two commercial real estate properties to CRE II to serve as collateral for the Exit Facility in exchange for membership interests in CRE II. SPE Management serves as the manager of both CRE and CRE II.

Proceeds from the Exit Facility were immediately used to extinguish the existing mortgage indebtedness encumbering the SPE Properties now held by CRE, as well as to fund reserves established for the Exit Facility and for the payment of certain secured and unsecured claims, as well as other obligations, under the Combined Disclosure Statement and Plan.

Both the Senior Loan Agreement and Junior Loan Agreement (each as defined below) contain various covenants, including, but not limited to, minimum interest, financial covenants, covenants requiring monthly deposits in respect of certain property costs, such as taxes, insurance, tenant improvements, and leasing commissions, covenants imposing restrictions on indebtedness and liens, cash management provisions, and pre-payment requirements. The Company entered into guaranty agreements in favor of the Senior Lender and Junior Lender (each as defined below), whereby the Company, as guarantor, unconditionally guaranties the full and timely performance of the obligations set forth in the loan agreements and all other loan documents, including the payment of all indebtedness and obligations due under the loan agreements.

Senior Loan Agreement

On March 27, 2024, CRE and CRE II, as co-borrowers, and BSPRT CRE Finance, LLC (“Senior Lender”) entered into a term loan agreement (“Senior Loan Agreement”). Pursuant to the Senior Loan Agreement, the Senior Lender made a term loan to CRE and CRE II in the principal amount of $120,000,000. The term of the Senior Loan Agreement is two years, with a maturity of April 9, 2026. The outstanding principal of the Senior Loan Agreement will bear interest at one-month CME term SOFR (as defined in the Senior Loan Agreement) plus 9.38%. The Senior Loan Agreement provides for several reserve funds to be applied to the payment of taxes, insurance, certain repairs and capital expenditures, future tenant improvements and brokerage fees, and operating and administrative expenses. Amounts outstanding under the Senior Loan Agreement may be accelerated for typical events of default for similar types of loans (after certain notice and cure periods), including, among others, the co-borrowers’ failure to pay any debt service payments or other monetary amounts into the reserve accounts, failure to pay taxes or insurance premiums, material violation of representations or warranties, filing of any bankruptcy or receivership proceedings, allowance of other liens on the collateral, effecting prohibited transfers of the collateral properties or their ownership interests in the co-borrowers and certain upstream affiliates, failure to provide scheduled financial statements, an uncured default under the environmental indemnity agreement, violation or amendment to bankruptcy related escrow and disbursement agreement, and failure to maintain its “special purpose covenants”. An event of default may cause Senior Lender to foreclose and force sale of collateral properties. The Senior Loan Agreement provides for partial releases of the individual properties constituting the collateral upon a sale thereof for payment to the Senior Lender. The release price for each property is based on the net proceeds received from such sale with minimum release prices set therein, the payment of certain prepayment fees and expenses, and also maintaining a specified Loan to Value Ratio for the loan. All net proceeds from partial releases must be paid towards outstanding principal until the loan is paid in full and for no other purpose. Any use of sales proceeds contrary to the Senior Loan Agreement would constitute an event of default and would allow the Senior Lender to pursue a remedy of foreclosure and force sale of collateral properties. As a condition to the Senior Loan Agreement, CRE and CRE II have entered into an interest rate cap agreement with SMBC Capital Markets, Inc. that caps one-month CME term SOFR at 5.50% during the loan term.

Junior Loan Agreement

On March 27, 2024, CRE and CRE II, as co-borrowers, and RMWC Silver Star Lending LLC (“Junior Lender”) entered into a junior term loan agreement (“Junior Loan Agreement”). Pursuant to the Junior Loan Agreement, the Junior Lender made a term loan to CRE and CRE II in the principal amount of $15,000,000. The outstanding principal of the Junior Loan Agreement will bear interest at one-month CME term SOFR plus 15.00%. As a condition to the Junior Loan Agreement, CRE and CRE II have entered into an interest rate cap agreement with SMBC Capital Markets, Inc. that caps one-month CME term SOFR at 5.50% during the loan term. The terms of the Junior Loan Agreement substantially follow the requirements of the Senior Loan Agreement (which are incorporated therein by reference), but are subordinate and inferior to those in the Senior Loan Agreement. Defaults under the Senior Loan Agreement are defaults under the Junior Loan Agreement, and vice versa.

The descriptions of the Senior Loan Agreement, the Senior Loan Guaranty Agreement, Junior Loan Agreement, and Junior Loan Guaranty Agreement in the Current Report on Form 8-K are summaries and are subject to, and qualified in their entirety by, the terms of the agreements mentioned above, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and are incorporated by reference herein.

Item 1.03 Bankruptcy or Receivership.

SPE filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on September 13, 2023, commencing Case No. 23-1145 (the “Chapter 11 Case”).

As previously disclosed on the Current Report on Form 8-K filed on March 1, 2024, the Bankruptcy Court entered an order on February 26, 2024 approving the disclosures contained within, and confirming, the Combined Disclosure Statement and Plan.

The effective date of the Combined Disclosure Statement and Plan (the “Effective Date”) occurred on March 27, 2024, and SPE has successfully emerged from bankruptcy.

Item 2.03 Creation of a Direct Financial Obligation

The information discussed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On March 28, 2024, the Company issued a press release announcing the Effective Date of the Combined Disclosure Statement and Plan. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including the statement regarding the Chapter 11 Case and other statements regarding the Company’s expectations, beliefs, plans, intentions, and strategies. The Company has tried to identify these forward-looking statements by using words such as “expect,” “anticipate,” “believe,” “could,” “should,” “estimate,” “intend,” “may,” “will,” “plan,” “goal” and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: risks attendant to the Chapter 11 bankruptcy process, including the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Chapter 11 process and on the Company’s liquidity and results of operations; the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the effect of the Chapter 11 filings on

SPE’s relationships with vendors, regulatory authorities, and other third parties; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties associated with the Chapter 11 process; the impact of litigation, including derivative actions and actions involving minority dissidents; and expectations regarding financial performance, strategic and operational plans, and other related matters. For a detailed discussion of factors that could affect the Company’s future operating results, please see the Company’s filings with the Securities and Exchange Commission, including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
10.1*	Loan Agreement, dated as of March 27, 2024, between Silver Star CRE, LLC and Silver Star CRE II, LLC, as Borrower, and BSPRT CRE Finance, LLC, as Lender
10.2*
Guaranty of recourse obligations executed as of March 27, 2024 by Silver Star Properties REIT, INC., a Maryland corporation, (together with its successors and permitted assigns, "Guarantor") for the benefit of BSPRT CRE Finance, LLC, a Delaware limited liability company (together with its successors and assigns, "Lender")

10.3*	Junior Loan Agreement, dated as of March 27, 2024, between Silver Star CRE, LLC and Silver Star CRE II, LLC, as Borrower, and RMWC Silver Star Lending LLC, as Lender
10.4*
Junior guaranty of recourse obligations executed as of March 27, 2024 by Silver Star Properties REIT, INC., a Maryland corporation, (together with its successors and permitted assigns, "Guarantor") for the benefit of RMWC Silver Star Lending, LLC, a Delaware limited liability company (together with its successors and assigns, "Lender")

99.1+	Press Release dated March 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Filed herewith.
+Furnished herewith.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)

By: /s/ David Wheeler
Name: David Wheeler
Title: President and Co-Chief Executive Officer
Date:  April 2, 2024